Related Parties	12 Months Ended
Dec. 31, 2024
Related Parties [Abstract]
RELATED PARTIES

12. RELATED PARTIES

For the year ended December 31, 2024, the Company made loans of $850,000 to Quleduo, which is an equity investee of the Company (Note 7). Among the loans of $850,000, $300,000 of the loans bore interest rate of 8% per annum and remaining $550,000 of the loans were interest free. The loans were repayable in 12 months from the lending. The loans were made to support the operating activities of the equity investee.

For the year ended December 31, 2024, the Company recognized interest income of $16,000. As of December 31, 2024, the Company had balance of $866,000 due from Quleduo which was comprised of loan principal of $850,000 and interest receivable of $16,000.